SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549



                                 FORM 8-K/A
                                 ----------

             AMENDMENT NO. 1 TO FORM 8-K DATED NOVEMBER 6, 2000

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)  NOVEMBER 6, 2000


                                NISOURCE INC.
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           (Exact Name of Registrant as Specified in Its Charter)


              Delaware                001-16189         35-2108964
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    (State or Other Jurisdiction     (Commission       (IRS Employer
         of Incorporation)           File Number    Identification No.)


   801 E. 86th Avenue, Merrillville, Indiana                      46410
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   (Address of Principal Executive Offices)                    (Zip Code)


   Registrant's telephone number, including area code    (219) 853-5200
                                                         --------------

   ______________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)



   EXPLANATORY NOTE:

   The sole purpose of this Amendment No. 1 to Form 8-K is to include an additional slide to the presentation that is attached hereto as
   Exhibit 99. That presentation was previously filed as Exhibit 99 to a Current Report on Form 8-K dated November 6, 2000. This Amendment No. 1 restates the Current Report as so amended.

   ITEM 9.        REGULATION FD DISCLOSURE

        NiSource Inc. is furnishing this Report on Form 8-K pursuant to Regulation FD in connection with the disclosure of information at meetings with prospective investors during the week of November 6, 2000.

        The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

        NiSource does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in NiSource's expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

        Exhibit 99 Information to be disclosed at meetings with pro-spective investors during the week of November 6, 2000.
























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                                  SIGNATURE


             Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NISOURCE INC.
                                 (Registrant)


   Dated:  November 7, 2000      By:  /s/ Gary W. Pottorff
                                     ------------------------------------
                                 Name:  Gary W. Pottorff
                                 Title:  Secretary





































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                              INDEX TO EXHIBITS


     EXHIBIT
     NUMBER         EXHIBIT TITLE
     ------         -------------

       99 Information to be disclosed at meetings with prospective investors during the week of November 6, 2000.










































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